Oppenheimer Limited-Term Government Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924

1.800.CALL OPP (225.5677)

Statement of Additional Information dated January 28, 2009, revised May 8, 2009

This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2009. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at  www.oppenheimerfunds.com.

Contents                                                                                             Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks                  2

The Fund's Investment Policies                                                                             2

Other Investment Restrictions                                                                                22

Disclosure of Portfolio Holdings                                                                          24

How the Fund is Managed                                                                                        28

Organization and History                                                                                      28

Board of Trustees and Oversight Committees                                                       29

Trustees and Officers of the Fund                                                                         30

The Manager                                                                                                         40

Brokerage Policies of the Fund                                                                                44
Distribution and Service Plans                                                                                 47

Payments to Fund Intermediaries                                                                              51

Performance of the Fund                                                                                           56

About Your Account

How To Buy Shares                                                                                                 62

How To Sell Shares                                                                                                 72

How To Exchange Shares                                                                                         77
Dividends, Capital Gains and Taxes                                                                         80
Additional Information About the Fund                                                                     84

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm                                       86

Financial Statements                                                                                                  87

Appendix A: Ratings Definitions                                                                              A-1

Appendix B: Special Sales Charge Arrangements and Waivers                               B-1

about The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

■     U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. Government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

With its objective of seeking high current return and safety of principal, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases portfolio turnover, the execution cost for U.S. Government securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

■     Duration of the Fund's Portfolio. The Fund can invest in debt securities of any maturity or duration but currently has an operating policy to maintain a dollar-weighted average effective portfolio duration of not more than 3 years. The goal is to try to manage the sensitivity of the Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes. However, unanticipated events may change the effective duration of a security after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

The Manager determines the effective duration of debt obligations purchased by the Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest payments are expected to be received). Duration calculations weigh them by the present value of the cash to be received at each future point in time. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates or prepayments are more important to determine the security's interest rate exposure. In these and other similar situations, the Manager will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Fund's effective duration.

■     Debt Securities. The Fund can invest in a variety of debt securities of domestic companies to seek its objective. In general, debt securities are also subject to credit risk and interest rate risk.

-     Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund's investments primarily are U.S. Government securities. U.S. Government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. As stated in the prospectus, the Fund may invest up to 20% of its net assets in investment grade debt securities. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Rating Service or Fitch, Inc., or that have comparable ratings by another nationally-recognized rating organization.

In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

■     Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

     Commercial (Privately-Issued) Mortgage Related Securities. The Fund can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

■     Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

     Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1)	pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

(2)	unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,

(3)	unsecuritized conventional mortgages,

(4)	other mortgage-related securities, or

(5)	any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

     U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. Government agencies or instrumentalities, some of which are described below.

     GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:

(i)	interest payments less servicing and guarantee fees,

(ii)	principal prepayments, and

(iii)

the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than FHLMC.

     Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

■     Treasury Inflation-Protection Securities. The Fund can buy U.S. Treasury securities, called "TIPS," which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

■     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities and "stripped" securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover could create higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

■     Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in longer-term investments, the Fund can invest in a variety of shorter-term debt securities or cash equivalents for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

obligations issued or guaranteed by the U. S. Government or its instrumentalities or agencies,

commercial paper (short-term, unsecured promissory notes) rated in the highest rating category by an established rating organization,

debt obligations of domestic or foreign corporate issuers rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's,

certificates of deposit and bankers' acceptances and other bank obligations, and repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

■     "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

■     Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

■     Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated repurchases of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.

Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. As a fundamental policy, the Fund requires that the ownership and control of the securities subject to a repurchase agreement must be transferred to the Fund. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

The Fund's investments in repurchase agreements maturing in more than seven (7) days are limited by the Fund's restriction on illiquid and restricted securities as stated in the Prospectus. The Fund has no limit on investments in repurchase agreements maturing in less than 7 days.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

■     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements as a cash management tool, but not as a source of leverage for investing. It does not currently use reverse repurchase agreements, but may do so in the future. When the Fund enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. Government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. As a fundamental policy, the Fund will not enter into a reverse repurchase agreement unless the securities that collateralize the transaction have a maturity date not later than the settlement date of the transaction. Before the Fund enters into a reverse repurchase agreement, the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer.

■     "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. As a fundamental policy, the Fund will not enter into such transactions unless the settlement date is within 120 days of the trade date and is settled in cash on the settlement date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending proc edures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

■

Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code ("IRC") Section 954.

     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

■     Borrowing. The Fund has the ability to borrow from banks and/or affiliated investment companies on an unsecured basis to invest the borrowed funds in portfolio securities. If the Fund does borrow, it must do so consistent with its fundamental policy on borrowing below. Currently, the Fund does not anticipate that its borrowings would exceed 5% of its net assets.

■     Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. A number of these derivative investments, such as "interest-only" and "principal-only" securities, have been described above. Some other derivative investments the Fund may use are the hedging instruments described below in this SAI.

■     Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

sell futures contracts,

buy puts on such futures or on securities, or

write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

buy futures, or

buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"). An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction at a specified future date. Either party could also enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including, securities options and options on the types of futures the Fund can purchase and sell.

     Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or the call may be covered by segregating or identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating or identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will segregate or identify additional liquid assets if the value of the segregated or identified assets drops below 100% of the current value of the future. Because of this requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregating or identifying liquid assets on the Fund's books.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated or identified assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. The Fund can buy puts on securities or interest rate futures, whether or not it owns them. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When the Fund purchases a call or put on a future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Swaps. The Fund may enter into swap agreements including interest rate, index, total return and credit default swaps. The Fund also may invest in other types of securities that are or may become available that are similar to the foregoing. The Fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through the purchase and/or sales of instruments in other markets; attempt to manage duration to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or reduce risk arising from ownership of a particular security or instrument.

     Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investment, instrument or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a basket of securities representing a particular index or other investments or instruments. The obligations may extend beyond one year.

     The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. The master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Swap Agreements. The Fund may enter into swap transactions, including but not limited to, interest rate, index, total return and credit default swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

The Fund will identify liquid assets on the Fund's books (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments.

Index Swap Transactions. The Fund may enter into a swap on an index, under which involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.

Total Return Swap Transactions. The Fund may enter into total return swap transactions, under which one party agrees to pay the other the total return of a defined underlying asset which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

     The use of swap agreements by the Fund entails certain risks. The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. If the Fund was to sell a swap it owned to a third party, the Fund would still remain primarily liable of the obligations under the swap contract. Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Because swaps are two-party contracts, it may take some time to negotiate and receive completed confirms from counterparties. Delaying the completion of a confirm and settlement of a trade may entail the risk of creating uncertainty in a highly volatile market or if a market disruption occurs. Industry participants have been working to reduce the backlog. The Fund's successful use of swap agreements is dependent upon the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Manager. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the Manager. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swaps could result in losses if the Manager does not correctly evaluate the creditworthiness of the issuer in which the swap is based. The Manager will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Trustees). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to enter into swap agreements.

     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (" CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

■     Short Sales. The Fund may make short sales of securities, either as a hedge against the potential decline in value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. The Fund may also use derivative instruments to create a position that is economically similar to a short sale. Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of short sales. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or by other means consistent with applicable regulatory policies. Segregation of a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Other Investment Restrictions

■     What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

■     Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

The Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or this SAI.

The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

The Fund cannot purchase or sell real estate, commodities or commodity contracts. However, the Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.

The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

■

Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies? The Fund has additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

     The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

As a non-fundamental policy, the Fund invests at least 80% of its net assets plus borrowings used for investment purposes in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements on those securities, and hedging instruments approved by its Board of Trustees. This non-fundamental policy will not be changed by the Fund's Board of Trustees without first providing shareholders 60 days written notice.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com.

(select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

Senior officers (a Senior Vice President or above) in the Manager 's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

Employees of the Fund's Manager Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

The Fund's independent registered public accounting firm,

Members of the Fund's Board and the Board's legal counsel,

The Fund's custodian bank,

A proxy voting service designated by the Fund and its Board,

Rating/ranking organizations (such as Lipper and Morningstar),

Portfolio pricing services retained by the Manager to provide portfolio security prices, and

Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

Brokers and dealers in connection with portfolio transactions (purchases and sales)

Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA") (formerly known as the NASD), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natixis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in January 1986. Prior to April 7, 1990, the Fund was managed by a different investment advisor than the Manager.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:

has its own dividends and distributions,

pays certain expenses which may be different for the different classes,

will generally have a different net asset value,

will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Audit Committee held 5 meetings during the Fund's fiscal year ended September 30, 2008. The Review Committee held 4 meetings during the Fund's fiscal year ended September 30, 2008. The Governance Committee held 3 meetings during the Fund's fiscal year ended September 30, 2008.

The Board of Trustees has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv)  reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Trustees The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the adequacy of the Fund's Codes of Ethics, the Fund's investment performance as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Code of Ethics and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address below.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"), except for Mr. Grabish, who serves as Trustee for only the following funds: Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC:

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund	Centennial California Tax Exempt Trust
Oppenheimer Master Event-Linked Bond Fund, LLC	Centennial Government Trust
Oppenheimer Master Loan Fund, LLC	Centennial Money Market Trust
Oppenheimer Municipal Fund	Centennial New York Tax Exempt Trust
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Centennial Tax Exempt Trust

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Memani, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of January 2, 2009 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
William L. Armstrong, Chairman of the Board of Trustees since 2003, Trustee since 1999 Age: 71

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
George C. Bowen, Trustee since 1998 Age: 72

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

		$1-10,000	Over $100,000
Edward L. Cameron, Trustee since 2001 Age: 70

Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Jon S. Fossel, Trustee since 1990 Age: 66

Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Sam Freedman, Trustee since 1996 Age: 68

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Richard F. Grabish, Trustee since 2008 Age: 60

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Beverly L. Hamilton, Trustee since 2002 Age: 62

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston' s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	None
Robert J. Malone, Trustee since 2002 Age: 64

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
F. William Marshall, Jr., Trustee since 2001 Age: 66

Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

*     Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal. He serves as an officer for an indefinite term, which would end: (a) upon the request of the Board, (b) if he is no longer an officer of the Manager., (c) if a material change in his duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his resignation, retirement, or death. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board II Funds (defined above) for which he is a director or trustee.

Interested Trustee and Officer
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee, President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Memani, Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term, which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager, (c) if a material change in his or her duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his or her resignation, retirement, or death.

Other Officers of the Fund
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Krishna Memani Vice President and Portfolio Manager since 2009 Age: 48

Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 105 portfolios in the OppenheimerFunds complex

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 40

Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 105 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 105 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005 and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 105 portfolios in the OppenheimerFunds complex.

■

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended September 30, 2008. The total compensation from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name of Trustee and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1) Fiscal year ended September 30, 2008	Total Compensation From the Fund and Fund Complex(2) Year ended December 31, 2008
William L. Armstrong Chairman of the Board and Governance Committee Member	$7,152	$261,000
George C. Bowen Audit Committee Member	$5,495	$208,800
Edward L. Cameron Audit Committee Chairman	$4,994	$174,000
Jon S. Fossel Review Committee Member	$4,768	$174,000
Sam Freedman Review Committee Chairman	$5,483	$200,100
Richard Grabish(5) Review Committee Member	$3,638	$39,266
Beverly Hamilton Review Committee Member and Governance Committee Member	$4,768(3)	$165,300
Robert J. Malone Governance Committee Chairman and Audit Committee Member	$5,483	$200,100
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$4,768	$297,750(4)
1.	"Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3.	Includes $4,768 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

4.	Includes $123,750 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

5.

Mr. Grabish serves as Trustee for only the following funds: Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC.

■

Compensation Deferral Plan For Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

■     Major Shareholders. As of January 2, 2009, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Morgan Stanley & Co., Attn: Mutual Funds Operations, Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311, which owned 7,170,094.523 Class A shares (representing approximately 6.38% of the Fund's then-outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of Its Customers, Attn: Fund Admn. #97F98, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, Florida 32246-6484, which owned 2,770,639.441 Class C shares (representing approximately 8.27% of the Fund's then-outstanding Class C shares).

OppenheimerFunds Legacy Account, Attn: Brian Wixted, P.O. Box 173673, Denver, Colorado 80217-3673, which owned 1,827,279.808 Class C shares (representing approximately 5.45% of the Fund's then-outstanding Class C shares).

Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of Its Customers, Attn: Fund Admn., 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, Florida 32246-6484, which owned 307,125.345 Class N shares (representing approximately 6.58% of the Fund's then-outstanding Class N shares).

Oppenheimer Portfolio Series Moderate Investor, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 11,704,437.531 Class Y shares (representing approximately 23.64% of the Fund's then-outstanding Class Y shares).

Oppenheimer Portfolio Series Conservative Investor, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 8,276,614.268 Class Y shares (representing approximately 16.71% of the Fund's then-outstanding Class Y shares).

New Mexico Savings Plan - SE, Ages 15-17 Years Portfolio, Attn: Amy Sullivan, c/o OppenheimerFunds, P.O. Box 5270, Denver, CO 80217-5270, which owned 4,096,181.732 Class Y shares (representing approximately 8.27% of the Fund's then-outstanding Class Y shares).

Bright Start College Savings Plan, Bright Start Age Based 18 Years, Attn: Amy Sullivan, c/o OppenheimerFunds, P.O. Box 5270, Denver, CO 80217-5270, which owned 3,530,618.413 Class Y shares (representing approximately 7.13% of the Fund's then-outstanding Class Y shares).

New Mexico Savings Plan - SE, Ages 18 & Over Portfolio, Attn: Amy Sullivan, c/o OppenheimerFunds, P.O. Box 5270, Denver, CO 80217-5270, which owned 3,313,911.203 Class Y shares (representing approximately 6.69% of the Fund's then-outstanding Class Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

The Fund generally supports proposals to allow shareholders the ability to call special meetings.

The Fund generally supports proposals to allow or make easier shareholder action by written consent.

The Fund generally votes against proposals to create a new class of stock with superior voting rights.

The Fund generally votes against proposals to classify a board.

The Fund generally supports proposals to eliminate cumulative voting.

The Fund generally opposes re-pricing of stock options without shareholder approval.

The Fund generally supports proposals to require majority voting for the election of directors.

The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

The Fund generally supports having shareholder votes on poison pills.

The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

■

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 9/30:	Management Fees Paid to OppenheimerFunds, Inc.
2006	$7,913,686
2007	$7,771,601
2008	$8,670,759

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund's portfolio is managed by Krishna Memani and Peter Strzalkowski (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

■     Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. Memani and Strzalkowski also manage other investment portfolios on behalf of the Manager or its affiliates. The following table provides information, as of September 30, 2008, regarding the other portfolios managed by Messrs. Memani and Strzalkowski. None of those portfolios has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Krishna Memani	N/A	N/A	N/A	N/A	N/A	N/A
Peter Strzalkowski	N/A	N/A	N/A	N/A	N/A	N/A

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
3. Messrs. Memani and Strzalkowski did not become portfolio managers until April 2009.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2008 the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is Lipper - Short-Term U.S. Government Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Manager. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. A portion of the Portfolio Managers' compensation with regard to those portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios' management fee.

     Ownership of Fund Shares. As of May 1, 2009, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended September 30, 2006, 2007 and 2008, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended September 30, 2008, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Fiscal Year Ended September 30,	Total Brokerage Commissions Paid by the Fund*
2006	$0
2007	$198,751
2008	$252,065

*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2006	$1,186,998	$409,773
2007	$942,867	$262,683
2008	$987,716	$282,871

*     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Fiscal Year Ended 9/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class N Shares Advanced by Distributor*
2006	$61,352	$394,088	$233,690	$48,056
2007	$70,461	$282,206	$156,540	$27,661
2008	$47,298	$250,989	$241,476	$13,907

*     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2006	$17,201	$610,743	$87,998	$22,461
2007	$8,199	$255,717	$25,818	$5,062
2008	$8,375	$171,591	$32,693	$5,179

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

     The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

     While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

     Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

     For the fiscal year ended September 30, 2008 payments under the Class A plan totaled $2,815,207, of which $685 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $156,428 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

■

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

     Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

     The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares,

bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans, receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,537,569[1]	$1,182,715	$0	0%
Class C Plan	$2,981,044[2]	$372,558	$18,321,124	6.03%
Class N Plan	$254,482[3]	$95,006	$1,708,741	3.56%
1.	Includes $20,310 paid to an affiliate of the Distributor's parent company.

2.	Includes $101,955 paid to an affiliate of the Distributor's parent company.

3.	Includes $12,557 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans " above);

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing " payments, may be in addition to the payments by the Fund listed above.

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary' s networking fees;

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust - Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

An investment in the Fund is not insured by the FDIC or any other government agency.

The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

When an investor's shares are redeemed, they may be worth more or less than their original cost.

Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

     The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield	= 2[(	a - b	+1)[6]	-1 ]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

The Fund's Yields for the 30-Day Periods Ended 9/30/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.17%	4.99%	5.10%	4.92%
Class B	4.46%	N/A	4.40%	N/A
Class C	4.42%	N/A	4.35%	N/A
Class N	4.92%	N/A	4.85%	N/A
Class Y	5.41%	N/A	5.34%	N/A

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV l/n	- 1	= Average Annual Total Return
P

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 9/30/08
Class of Shares	Cumulative Total Returns (10 years or life-of-class)		Average Annual Total Returns
			1-Year		5-Years (or life of class if less)		10-Years (or life of class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	37.87%	42.87%	-3.39%	0.12%	1.62%	2.35%	3.26%	3.63%
Class B2	36.65%	36.65%	-4.34%	-0.52%	1.43%	1.60%	3.17%	3.17%
Class C3	32.71%	32.71%	-1.59%	-0.64%	1.61%	1.61%	2.87%	2.87%
Class N4	24.52% (4)	24.52% (4)	-1.09%	-0.14%	2.08%	2.08%	2.94% (4)	2.94% (4)
Class Y5	47.24%	47.24%	0.36%	0.36%	2.62%	2.62%	3.95%	3.95%
1.	Inception of Class A: 03/10/86

2.	Inception of Class B: 05/03/93

3.	Inception of Class C: 02/01/95

4.	Inception of Class N: 03/01/01

5.	Inception of Class Y: 01/26/98

Average Annual Total Returns for Class A* Shares (After Sales Charge) For the Periods Ended 9/30/08
	1-Year	5-Years (or life of class if less)	10-Years (or life of class if less)
After Taxes on Distributions	-5.01%	0.22%	1.58%
After Taxes on Distributions and Redemption of Fund Shares	-2.19%	0.57%	1.75%

*Inception of Class A: 03/10/86

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the short government category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, information about the performance of certain securities or commodities markets or segments of those markets,

information about the performance of the economies of particular countries or regions,

the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

the availability of different types of securities or offerings of securities,

information relating to the gross national or gross domestic product of the United States or other countries or regions,

comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

■	Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

■

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

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Class A Shares Subject to a Contingent Deferred Sales Charge. Under a special arrangement with the Distributor, for purchases of Class A shares at net asset value, whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by the plan for more than 18 months.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

|X|     Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,

to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,

to all trustee-to-trustee IRA transfers,

to all 90-24 type 403(b) transfers,

to Group Retirement Plans (as defined in Appendix B to this SAI) which have entered into a special agreement with the Distributor for that purpose,

to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,

to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

     No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

A fund account whose shares were acquired after September 30th of the prior year;

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs; and

A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

Equity securities traded on a U.S. securities exchange are valued as follows:

(1)	if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

(2)

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	at the last sale price available to the pricing service approved by the Board of Trustees, or

(2)	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)	at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:

(1)	state the reason for the distribution;

(2)	state the owner's awareness of tax penalties if the distribution is premature; and

(3)	conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

|X|     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

■

Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a plan at any time. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

     |X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

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Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

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Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

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Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

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Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

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Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

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Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund (the Fund), including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Denver, Colorado
November 18, 2008
F37 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount	Value

Asset-Backed Securities 3.2%

Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 3.387%, 11/25/35[1]	$687,042	$682,562
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations, Series 2006-R1, Cl. A2B, 3.347%, 3/25/36[1]	168,019	167,401
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 3.687%, 5/25/34[1]	6,830,731	6,023,818
Argent Securities Trust 2006-W1, Asset-Backed Pass-Through Certificates, Series 2006-W1, Cl. A2B, 3.367%, 3/25/36[1]	5,099,317	5,019,885
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	7,550,000	6,892,537
Series 2005-17, Cl. 1AF1, 3.407%, 5/25/36[1]	26,608	26,450
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	1,950,000	1,784,223
CWABS, Inc. Asset-Backed Certificates Trust, Asset-Backed Certificates:
Series 2005-6, Cl. 2A2, 3.437%, 12/25/35[1]	160,101	159,452
Series 2006-25, Cl. 2A2, 3.327%, 12/5/29[1]	3,940,000	3,344,018
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 3.417%, 11/25/35[1]	3,031,169	3,016,663
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 3.297%, 7/25/36[1]	5,695,000	5,424,314
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 3.317%, 7/7/36[1]	2,890,000	2,722,558
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 2.731%, 1/20/35[1]	2,572,690	2,177,752
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 3.298%, 3/20/36[1]	1,435,000	1,321,481
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	1,235,465	1,229,107
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	1,314,541	1,312,859
Merrill Lynch Mortgage Investors Trust 2006-WMC1, Mtg. Asset-Backed Certificates, Series 2006-WMC1, Cl. A2B, 3.347%, 1/25/37[1]	582,295	576,653
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	3,047,000	2,884,585
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 3.287%, 7/25/36[1]	307,658	305,608
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2006-BC1, Cl. A2B, 3.357%, 12/25/36[1]	11,790,011	11,573,022
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. A2, 3.337%, 1/25/36[1]	3,971,493	3,909,786
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 3.307%, 7/25/36[1]	5,630,000	5,545,691

Total Asset-Backed Securities (Cost $69,940,180)		66,100,425
F1 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations 83.9%
Government Agency 68.1%
FHLMC/FNMA/Sponsored 67.0%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	$529,894	$521,766
5%, 8/15/33	18,015,960	17,608,468
6%, 5/15/18-3/15/33	31,191,669	31,805,700
6.50%, 4/15/18-12/15/30	13,196,795	13,670,692
7%, 8/15/16-12/1/23	2,964,242	3,126,034
7.50%, 2/15/32-4/25/36	12,635,599	13,724,827
8%, 4/1/16	2,001,400	2,138,497
8.50%, 3/15/31	313,199	347,546
9%, 8/1/22-5/1/25	534,303	588,551
10%, 12/25/10-8/16/21	132,762	144,979
11%, 12/15/20	130,808	151,484
11.50%, 2/15/16-12/3/20	244,062	274,989
11.75%, 1/15/16-4/15/19	30,801	34,686
12%, 6/15/15	27,113	29,408
12.50%, 7/15/19	81,677	94,201
13%, 8/15/15	100,133	116,766
Federal Home Loan Mortgage Corp., Gtd.
Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 3.15%, 6/15/21[1]	18,856	18,765
Series 151, Cl. F, 9%, 5/15/21	68,233	68,212
Series 1695, Cl. F, 4.068%, 3/15/24[1]	4,439,333	4,329,347
Series 1998-59, Cl. Z, 6.50%, 10/25/28	297,088	301,569
Series 2006-11, Cl. PS, 12.808%, 3/25/36[1]	2,707,791	2,838,037
Series 2035, Cl. PC, 6.95%, 3/15/28	2,721,304	2,839,166
Series 2055, Cl. ZM, 6.50%, 5/15/28	3,019,003	3,110,694
Series 2080, Cl. Z, 6.50%, 8/15/28	2,038,201	2,110,448
Series 2084, Cl. ZC, 6.50%, 8/15/28	1,722,330	1,779,667
Series 2122, Cl. FD, 2.838%, 2/15/29[1]	2,435,028	2,402,532
Series 2132, Cl. FN, 3.386%, 3/15/29[1]	3,680,134	3,618,421
Series 2148, Cl. ZA, 6%, 4/15/29	5,298,460	5,422,616
Series 2195, Cl. LH, 6.50%, 10/15/29	5,653,926	5,954,533
Series 2220, Cl. PD, 8%, 3/15/30	626,540	664,334
Series 2281, Cl. Z, 6.50%, 2/15/31	8,400,601	8,706,200
Series 2319, Cl. BZ, 6.50%, 5/15/31	12,901,724	13,384,936
Series 2326, Cl. ZP, 6.50%, 6/15/31	3,169,983	3,266,050
Series 2344, Cl. FP, 3.438%, 8/15/31[1]	2,138,605	2,139,988
Series 2351, Cl. PZ, 6.50%, 8/15/31	2,535,592	2,634,387
Series 2368, Cl. TG, 6%, 10/15/16	639,227	660,639
Series 2392, Cl. FB, 3.088%, 1/15/29[1]	734,673	732,229
Series 2392, Cl. PV, 6%, 12/15/20	3,389,455	3,413,878
Series 2396, Cl. FE, 3.088%, 12/15/31[1]	810,585	806,734
Series 2401, Cl. FA, 3.138%, 7/15/29[1]	901,226	898,722
Series 2410, Cl. PF, 3.468%, 2/15/32[1]	6,046,775	6,054,974
Series 2435, Cl. EQ, 6%, 5/15/31	4,716,902	4,789,457
Series 2464, Cl. FI, 3.488%, 2/15/32[1]	1,832,479	1,835,924
F2 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd.
Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2470, Cl. LF, 3.488%, 2/15/32[1]	$1,874,784	$1,875,487
Series 2471, Cl. FD, 3.488%, 3/15/32[1]	3,400,553	3,384,361
Series 2481, Cl. AF, 3.038%, 3/15/32[1]	1,986,236	1,976,539
Series 2500, Cl. FD, 2.988%, 3/15/32[1]	1,470,922	1,456,500
Series 2504, Cl. FP, 2.988%, 3/15/32[1]	1,003,773	996,975
Series 2526, Cl. FE, 2.888%, 6/15/29[1]	2,182,754	2,160,047
Series 2530, Cl. FD, 2.988%, 2/15/32[1]	2,959,698	2,909,176
Series 2538, Cl. F, 3.088%, 12/15/32[1]	603,984	599,202
Series 2550, Cl. FI, 2.838%, 11/15/32[1]	2,179,004	2,162,795
Series 2551, Cl. FD, 2.888%, 1/15/33[1]	2,490,205	2,461,355
Series 2641, Cl. CE, 3.50%, 9/15/25	2,206,618	2,195,768
Series 2664, Cl. NA, 5.50%, 2/15/26	3,817,620	3,870,904
Series 2676, Cl. KY, 5%, 9/15/23	4,862,000	4,679,531
Series 2727, Cl. UA, 3.50%, 10/15/22	690,623	690,193
Series 2736, Cl. DB, 3.30%, 11/15/26	15,531,869	15,388,850
Series 2777, Cl. PJ, 4%, 5/15/24	790,605	790,864
Series 2934, Cl. NA, 5%, 4/15/24	4,497,211	4,516,353
Series 3025, Cl. SJ, 15.629%, 8/15/35[1]	676,636	715,212
Series 3035, Cl. DM, 5.50%, 11/15/25	7,922,184	8,008,588
Series 3046, Cl. NA, 5.50%, 12/15/25	6,377,565	6,450,405
Series 3057, Cl. BL, 5.50%, 6/15/27	6,054,458	6,136,088
Series 3094, Cl. HS, 15.263%, 6/15/34[1]	1,684,364	1,744,286
Series 3099, Cl. PA, 5.50%, 9/15/25	10,771,813	10,931,964
Series 3138, Cl. PA, 5.50%, 2/15/27[2]	24,314,914	24,756,332
Series 3171, Cl. NE, 6%, 5/15/27	4,961,641	5,051,392
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 12.255%, 7/1/26[3]	3,893,108	863,896
Series 192, Cl. IO, 12.079%, 2/1/28[3]	881,474	185,098
Series 200, Cl. IO, 11.763%, 1/1/29[3]	1,075,430	241,011
Series 205, Cl. IO, 9.667%, 9/1/29[3]	5,413,303	1,366,930
Series 206, Cl. IO, (7.615)%, 12/1/29[3]	250,045	61,011
Series 2074, Cl. S, 27.219%, 7/17/28[3]	1,125,228	151,641
Series 2079, Cl. S, 32.481%, 7/17/28[3]	1,796,682	250,666
Series 218, Cl. IO, 12.874%, 2/1/32[3]	2,609,357	596,791
Series 224, Cl. IO, 8.216%, 3/1/33[3]	4,105,975	922,068
Series 243, Cl. 6, 8.782%, 12/15/32[3]	2,659,248	605,117
Series 2470, Cl. AS, 40.672%, 3/15/32[3]	1,715,951	187,201
Series 2493, Cl. S, 35.304%, 9/15/29[3]	1,436,385	152,262
Series 2526, Cl. SE, 24.127%, 6/15/29[3]	3,015,740	232,272
Series 2796, Cl. SD, 34.501%, 7/15/26[3]	556,868	51,215
Series 2819, Cl. S, 26.835%, 6/15/34[3]	24,095,416	2,150,615
Series 2920, Cl. S, 39.652%, 1/15/35[3]	13,173,598	1,112,460
Series 2989, Cl. TS, 25.628%, 6/15/25[3]	2,961,180	268,810
Series 3000, Cl. SE, 70.918%, 7/15/25[3]	15,957,135	1,058,668
Series 3110, Cl. SL, 93.685%, 2/15/26[3]	2,279,271	151,837
F3 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 192, Cl. PO, 6.57%, 2/1/28[4]	$881,474	$721,289
Series 216, Cl. PO, 6.348%, 12/1/31[4]	2,443,697	1,880,233
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/1/20	36,801,344	36,253,104
4.50%, 10/1/21[5]	16,380,000	15,965,389
5%, 2/25/18-3/1/34	182,795,287	181,528,040
5%, 10/1/38[5]	7,736,000	7,538,972
5.50%, 11/1/21-11/1/34	299,353,794	299,596,038
5.50%, 6/25/33[2]	14,460,383	14,465,108
5.50%, 10/1/23-10/1/38[5]	8,900,000	8,963,168
5.863%, 1/25/12	8,179,363	8,370,334
6%, 7/25/14-8/1/34	64,131,102	65,411,999
6%, 9/25/32-4/25/33[2]	12,374,313	12,597,613
6%, 10/1/21[5]	6,971,000	7,100,619
6.50%, 6/25/17-1/1/34	52,015,029	53,946,551
6.50%, 10/1/38[5]	14,156,000	14,516,539
7%, 7/25/13-2/25/36	20,296,043	21,351,195
7%, 10/1/38[5]	2,000,000	2,090,000
7.50%, 2/25/27-8/25/33	35,443,757	38,414,689
8%, 6/25/17	2,243	2,425
8.50%, 7/1/32	220,860	243,489
9%, 8/25/19	17,278	19,088
9.50%, 11/25/21	13,125	14,548
10.50%, 12/25/14	35,492	38,911
11%, 11/25/15-8/13/19	753,371	853,001
11.25%, 3/10/16[2]	156,183	179,410
11.50%, 8/8/19	141,076	159,097
12%, 1/25/16-8/25/16	228,869	253,223
12.50%, 8/25/15-12/25/15	83,532	93,575
13%, 9/8/15-8/25/26	219,601	244,816
Federal National Mortgage Assn. Grantor Trust:
Gtd. Trust Multifamily Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,125,000	10,465,896
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 21.995%, 7/25/41[3]	5,358,758	87,056
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	86,964	93,199
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	59,637	65,317
Trust 1992-15, Cl. KZ, 7%, 2/25/22	129,098	130,510
Trust 1992-34, Cl. G, 8%, 3/25/22	88,063	91,540
Trust 1997-16, Cl. PD, 7%, 3/18/27	4,485,532	4,681,989
Trust 1997-63, Cl. ZA, 6.50%, 9/18/27	338,122	351,345
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	3,213,501	3,273,204
Trust 2001-6, Cl. ZC, 6.50%, 9/25/30	249,483	257,229
Trust 2001-69, Cl. PF, 4.207%, 12/25/31[1]	4,128,944	4,142,142
F4 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2001-70, Cl. LR, 6%, 9/25/30	$189,324	$189,521
Trust 2002-12, Cl. PG, 6%, 3/25/17	15,014,753	15,495,490
Trust 2002-19, Cl. PE, 6%, 4/25/17	1,307,501	1,349,168
Trust 2002-29, Cl. F, 4.207%, 4/25/32[1]	2,003,694	2,009,375
Trust 2002-39, Cl. FD, 3.748%, 3/18/32[1]	2,234,549	2,221,711
Trust 2002-52, Cl. FD, 3.707%, 9/25/32[1]	1,862,860	1,847,545
Trust 2002-53, Cl. FY, 3.707%, 8/25/32[1]	2,594,341	2,575,144
Trust 2002-56, Cl. KW, 6%, 4/25/23	9,632,144	9,789,104
Trust 2002-64, Cl. FJ, 4.207%, 4/25/32[1]	617,503	615,131
Trust 2002-65, Cl. FB, 4.207%, 7/25/32[1]	3,956,760	3,934,048
Trust 2002-68, Cl. FH, 3.248%, 10/18/32[1]	1,237,062	1,229,840
Trust 2002-74, Cl. KF, 3.557%, 3/25/17[1]	1,169,403	1,163,743
Trust 2002-77, Cl. TF, 3.748%, 12/18/32[1]	8,418,471	8,441,184
Trust 2002-82, Cl. FE, 4.207%, 12/25/32[1]	3,428,697	3,453,987
Trust 2002-9, Cl. PC, 6%, 3/25/17	5,072,398	5,234,852
Trust 2002-90, Cl. FJ, 3.707%, 9/25/32[1]	1,241,600	1,232,914
Trust 2002-90, Cl. FM, 3.707%, 9/25/32[1]	1,193,846	1,185,494
Trust 2003-116, Cl. FA, 3.607%, 11/25/33[1]	1,223,440	1,208,168
Trust 2003-130, Cl. CS, 7.686%, 12/25/33[1]	2,751,328	2,506,587
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	3,676,000	3,509,739
Trust 2003-21, Cl. FK, 3.607%, 3/25/33[1]	210,408	207,977
Trust 2003-81, Cl. NB, 4.50%, 11/25/14	10,730,000	10,747,318
Trust 2003-81, Cl. PW, 4%, 3/25/25	3,455,508	3,446,918
Trust 2003-84, Cl. AJ, 3%, 4/25/13	230,312	229,915
Trust 2003-84, Cl. GC, 4.50%, 5/25/15	12,873,000	12,893,897
Trust 2004-101, Cl. BG, 5%, 1/25/20	8,529,000	8,408,906
Trust 2004-52, Cl. JR, 4.50%, 7/25/24	5,609,157	5,611,096
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	9,201,942	9,806,748
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	4,975,000	4,735,742
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,602,788	8,118,664
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	17,739,466	18,010,111
Trust 2005-45, Cl. XA, 3.547%, 6/25/35[1]	7,080,641	6,778,423
Trust 2005-59, Cl. NQ, 8.858%, 5/25/35[1]	1,936,917	1,817,870
Trust 2005-67, Cl. BF, 3.557%, 8/25/35[1]	7,662,170	7,310,591
Trust 2005-85, Cl. FA, 3.557%, 10/25/35[1]	16,832,909	16,070,616
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	11,981,106	12,200,988
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	1,575,050	1,482,143
Trust 2006-29, Cl. PA, 5.50%, 8/25/26	13,938,563	14,090,269
Trust 2006-46, Cl. SW, 12.441%, 6/25/36[1]	2,200,316	2,255,031
Trust 2006-50, Cl. KS, 12.441%, 6/25/36[1]	3,359,312	3,366,106
Trust 2006-50, Cl. SK, 12.441%, 6/25/36[1]	510,782	511,056
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	6,134,540	6,236,336
Trust 2006-97, Cl. MA, 6%, 6/25/16	744,576	759,512
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 25.767%, 12/18/31[3]	2,827,356	320,263
Trust 2001-68, Cl. SC, 22.393%, 11/25/31[3]	2,556,735	281,098
F5 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2001-81, Cl. S, 24.373%, 1/25/32[3]	$1,837,781	$197,424
Trust 2002-28, Cl. SA, 25.615%, 4/25/32[3]	1,522,608	157,071
Trust 2002-38, Cl. IO, 30.753%, 4/25/32[3]	2,021,083	186,625
Trust 2002-39, Cl. SD, 22.107%, 3/18/32[3]	2,168,692	212,904
Trust 2002-48, Cl. S, 24.412%, 7/25/32[3]	2,525,902	272,476
Trust 2002-52, Cl. SD, 21.804%, 9/25/32[3]	1,862,860	184,680
Trust 2002-52, Cl. SL, 24.343%, 9/25/32[3]	1,589,947	171,674
Trust 2002-53, Cl. SK, 22.161%, 4/25/32[3]	1,265,388	128,900
Trust 2002-56, Cl. SN, 26.309%, 7/25/32[3]	3,430,603	370,498
Trust 2002-77, Cl. IS, 27.478%, 12/18/32[3]	2,892,892	297,187
Trust 2002-77, Cl. SH, 27.50%, 12/18/32[3]	2,300,693	262,364
Trust 2002-9, Cl. MS, 23.564%, 3/25/32[3]	2,802,317	313,504
Trust 2002-96, Cl. SK, 40.10%, 4/25/32[3]	634,782	89,417
Trust 2003-118, Cl. S, 34.232%, 12/25/33[3]	13,620,199	1,626,942
Trust 2003-33, Cl. IA, 11.017%, 5/25/33[3]	490,510	111,952
Trust 2003-33, Cl. SP, 39.933%, 5/25/33[3]	7,193,174	879,175
Trust 2003-38, Cl. SA, 21.60%, 3/25/23[3]	10,322,747	985,780
Trust 2003-4, Cl. S, 34.97%, 2/25/33[3]	4,260,559	501,287
Trust 2005-40, Cl. SA, 40.413%, 5/25/35[3]	7,368,168	604,896
Trust 2005-63, Cl. SA, 49.197%, 10/25/31[3]	8,928,070	741,025
Trust 2005-63, Cl. X, 47.597%, 10/25/31[3]	105,688	2,893
Trust 2005-71, Cl. SA, 51.769%, 8/25/25[3]	10,001,147	804,840
Trust 2005-83, Cl. SL, 67.784%, 10/25/35[3]	10,626,380	862,190
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[3]	19,827,358	1,289,716
Trust 2005-87, Cl. SG, 72.624%, 10/25/35[3]	19,887,675	1,751,090
Trust 2006-119, Cl. MS, 69.286%, 12/25/36[3]	10,260,410	937,623
Trust 2006-33, Cl. SP, 52.938%, 5/25/36[3]	12,165,074	1,258,107
Trust 2006-48, Cl. QA, 30.127%, 6/25/36[3]	32,325,757	2,900,471
Trust 2006-51, Cl. SA, 25.592%, 6/25/36[3]	58,322,364	5,075,498
Trust 221, Cl. 2, 14.033%, 5/1/23[3]	3,415,168	799,999
Trust 240, Cl. 2, 24.313%, 9/1/23[3]	3,438,744	862,306
Trust 254, Cl. 2, 11.672%, 1/1/24[3]	4,264,477	1,090,075
Trust 294, Cl. 2, 11.654%, 2/1/28[3]	4,887,488	1,230,208
Trust 301, Cl. 2, 6.155%, 4/1/29[3]	2,842,563	627,183
Trust 302, Cl. 2, 2.575%, 6/1/29[3]	5,162,843	1,115,695
Trust 321, Cl. 2, 11.383%, 4/1/32[3]	7,160,291	1,672,550
Trust 324, Cl. 2, 6%, 7/1/32[3]	9,927,591	2,274,548
Trust 331, Cl. 10, 14.351%, 2/1/33[3]	4,390,354	995,144
Trust 331, Cl. 4, 10.702%, 2/1/33[3]	3,614,684	814,513
Trust 331, Cl. 5, 9.409%, 2/1/33[3]	5,536,624	1,235,627
Trust 334, Cl. 5, 11.08%, 5/1/33[3]	10,932,063	2,427,448
Trust 338, Cl. 2, 2.812%, 7/1/33[3]	3,455,675	759,681
Trust 339, Cl. 7, 7.361%, 7/1/33[3]	7,744,250	1,687,931
Trust 342, Cl. 2, 6.713%, 9/1/33[3]	281,720	63,483
Trust 344, Cl. 2, 9.258%, 12/1/33[3]	18,002,077	3,989,636
Trust 346, Cl. 2, 2.956%, 12/1/33[3]	3,616,543	795,464
Trust 351, Cl. 11, 9.889%, 11/1/34[3]	1,982,125	405,098
F6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 351, Cl. 8, 8.01%, 4/1/34[3]	$5,997,094	$1,204,286
Trust 356, Cl. 10, 9.542%, 6/1/35[3]	5,296,341	1,253,521
Trust 356, Cl. 12, 7.968%, 2/1/35[3]	2,741,109	649,062
Trust 362, Cl. 12, 9.301%, 8/1/35[3]	12,054,360	2,817,062
Trust 362, Cl. 13, 7.507%, 8/1/35[3]	6,735,030	1,574,809
Trust 364, Cl. 15, 10.388%, 9/1/35[3]	4,678,610	1,074,326
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 324, Cl. 1, 6.054%, 7/1/32[4]	2,478,994	2,000,962
Trust 327, Cl. 1, 6.966%, 9/1/32[4]	1,500,536	1,189,280
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Trust G, Cl. 2, 11.50%, 3/1/09	1,608	1,617
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 16.562%, 10/15/29[3]	42,705,134	674,622
Series 2001-3, Cl. IO, 15.257%, 5/15/31[3]	19,342,976	255,031
Series 2002-2, Cl. IO, 19.31%, 1/15/32[3]	50,148,907	389,682
Series 2002-3, Cl. IO, 18.932%, 8/15/32[3]	67,831,494	1,190,450
Series 2003-1, Cl. IO, 14.40%, 11/15/32[3]	100,971,317	1,137,997

		1,398,459,523

GNMA/Guaranteed 1.1%
Government National Mortgage Assn.:
6.50%, 1/29/24	239,829	247,201
7%, 1/29/09-2/8/30	1,719,781	1,811,442
7.50%, 5/29/28-8/29/28	835,281	901,466
8%, 9/29/28	115,940	127,270
8.50%, 8/1/17-9/29/21	905,156	992,020
9.50%, 9/29/17	3,096	3,434
10.50%, 2/29/16-7/15/21	140,448	162,172
11%, 11/8/19	157,490	178,503
11.50%, 4/29/13-7/29/19	37,486	42,267
13%, 3/1/11-9/29/14	4,435	5,040
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	13,037,525	14,254,871
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 25.339%, 7/16/28[3]	3,635,330	501,172
Series 1998-6, Cl. SA, 37.614%, 3/16/28[3]	2,279,381	272,356
Series 2001-21, Cl. SB, 41.431%, 1/16/27[3]	3,952,846	410,544
Series 2006-47, Cl. SA, 70.965%, 8/16/36[3]	33,451,881	3,038,354

		22,948,112
F7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Agency 15.8%
Commercial 9.0%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32	$4,553,065	$4,221,065
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.915%, 3/1/49[1]	2,340,000	2,121,851
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	12,180,000	11,341,710
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36[1]	7,092,295	5,850,514
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.913%, 6/1/39[1]	5,202,000	4,464,989
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	16,493,453	15,380,789
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	1,414,059	1,398,196
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	5,595,114	5,473,476
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	734,154	721,153
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	3,754,893	3,396,052
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	6,750,000	6,306,228
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	5,770,131
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	4,115,808	3,348,306
GSR Mortgage Loan Trust 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A1, 5.371%, 1/1/36[1]	3,446,764	2,925,526
HSI Asset Securitization Corp. Trust 2006-OPT1, Mtg. Pass-Through Certificates, Series 2006-OPT1, Cl. 2A2, 3.347%, 12/25/35[1]	3,600,969	3,459,770
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	11,830,000	11,005,862
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,010,000	4,702,466
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	19,030,000	16,451,277
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	7,520,000	7,038,361
Mastr Alternative Loan Trust, CMO Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	6,455,032	5,704,058
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	116,472	116,444
F8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

Commercial Continued
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	$5,397,708	$4,385,949
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	7,210,118	6,681,212
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.826%, 2/1/37[1]	20,945,632	16,379,402
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	13,243,000	11,622,169
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	2,115,000	2,010,901
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.877%, 8/1/46[1]	18,335,561	15,235,558
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.584%, 11/1/36[1]	5,733,766	4,492,592
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[1]	6,107,166	5,089,314

		187,095,321

Manufactured Housing 0.0%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[1]	646,594	540,601
Multifamily 1.8%
CHL Mortgage Pass- Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 4.411%, 1/19/34[1]	7,075,161	7,065,422
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	3,368,726	2,960,932
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.487%, 2/1/35[1]	23,402,191	18,987,207
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A1, 5.539%, 4/1/36[1,2]	9,357,865	7,485,177
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[1]	1,943,613	1,782,273

		38,281,011

Residential 5.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. A4, 5.936%, 7/1/17[1]	9,520,000	8,160,430
Bank of America Alternative Loan Trust, Mtg. Pass-Through Certificates, Series 2003-1, Cl. A6, 6%, 2/1/33	6,617,406	6,171,989
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.092%, 9/1/47[1]	19,723,922	15,328,817
CitiMortgage Alternative Loan Trust 2006-A1, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A1, Cl. 2A1, 5.25%, 3/1/21	6,198,567	5,666,733
F9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	$8,568,247	$7,512,033
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	7,967,252	7,033,011
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.827%, 3/1/37[1]	9,747,253	7,700,330
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	2,664,695	2,361,890
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series 2005-A1, Cl.2A1, 4.536%, 12/25/34[1]	2,242,230	1,984,936
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.073%, 10/25/36[1]	19,591,190	17,887,801
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	3,632,731	3,614,644
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	12,400,279	9,358,477
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	4,934,591	4,412,467
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.369%, 9/1/34[1]	2,509,858	2,118,965
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A5, 5.748%, 9/1/36[1,6]	7,420,463	3,932,845

		103,245,368

Total Mortgage-Backed Obligations (Cost $1,771,229,209)		1,750,569,936

U.S. Government Obligations 8.5%

Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13	10,260,000	9,990,398
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.75%, 6/28/13	34,015,000	33,787,031
4.125%, 9/27/13	46,540,000	46,955,602
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 4/9/13	44,790,000	43,642,301
3.875%, 7/12/13	20,140,000	20,111,703
4.625%, 10/15/14	22,755,000	23,155,215

Total U.S. Government Obligations (Cost $179,730,137)		177,642,250

Short-Term Notes 6.7%
Federal Home Loan Bank, 0.10%, 10/1/08 (Cost $140,000,000)	140,000,000	140,000,000
Total Investments, at Value (Cost $2,160,899,526)	102.3%	2,134,312,611
Liabilities in Excess of Other Assets	(2.3)	(47,473,399)

Net Assets	100.0%	$2,086,839,212

Industry classifications are unaudited.
F10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments
1. Represents the current interest rate for a variable or increasing rate security.
2. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $8,190,137. See Note 5 of accompanying Notes.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $73,766,058 or 3.53% of the Fund's net assets as of September 30, 2008.
4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $5,791,764 or 0.28% of the Fund's net assets as of September 30, 2008.
5. When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.
6. Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $3,932,845, which represents 0.19% of the Fund's net assets, See Note 7 of accompanying Notes.
Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds, 20 yr.	Buy	670	12/19/08	$78,505,156	$(1,190,766)
U.S. Treasury Nts., 2 yr.	Buy	1,433	12/31/08	305,855,938	1,307,549
U.S. Treasury Nts., 5 yr.	Sell	1,847	12/31/08	207,296,891	(474,342)
U.S. Treasury Nts., 10 yr.	Sell	2,908	12/19/08	333,329,500	2,766,482

					$2,408,923

Credit Default Swap Contracts as of September 30, 2008 are as follows:

		Buy/Sell	Notional	Pay/		Upfront
Swap	Reference	Credit	Amount	Receive	Termination	Payment
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	Received	Value

Deutsche Bank AG:
	ABX.HE.AAA.
	06-2 Index	Sell	$5,150	0.11%	5/25/46	$257,469	$(1,599,721)
	ABX.HE.AAA.
	06-2 Index	Sell	5,150	0.11	5/25/46	257,421	(1,599,721)

						514,890	(3,199,442)
Goldman Sachs Capital	ABX.HE.AAA.
Markets LP	06-2 Index	Sell	1,650	0.11	5/25/46	182,501	(512,532)
Morgan Stanley Capital	ABX.HE.AAA.
Services, Inc.	06-2 Index	Sell	2,115	0.11	5/25/46	655,540	(656,973)
	ABX.HE.AAA.
UBS AG	06-2 Index	Sell	1,615	0.11	5/25/46	504,604	(501,660)

						$1,857,535	$(4,870,607)

F11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs Group, Inc. (The):
	$3,860,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	$(207,708)
	7,620,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(415,846)
	74,340,000	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index widen, pays the spread change minus 660 basis points*	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index narrow, receives the spread change*	3/31/09	(2,272,664)

					(2,896,218)
JPMorgan Chase	21,100,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 145 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	(1,134,819)
Morgan Stanley:
	5,830,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(313,715)
	5,830,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(317,096)
F12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Total Return Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley: Continued
	$13,910,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 70 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	$(760,066)
	3,640,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(197,332)

					(1,588,209)

					$(5,619,246)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index's underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index's underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS       Commercial Mortgage Backed Securities
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value (cost $2,160,899,526) - see accompanying statement of investments	$2,134,312,611
Cash	1,642,552
Receivables and other assets:
Interest and principal paydowns	10,810,108
Shares of beneficial interest sold	10,487,800
Futures margins	4,577,480
Receivable for terminated investment contracts	990,490
Investments sold	1,463
Other	79,824

Total assets	2,162,902,328

Liabilities

Swaps, at value (upfront payment received $1,857,535)	10,489,853
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	56,708,868
Shares of beneficial interest redeemed	6,543,019
Distribution and service plan fees	966,322
Dividends	807,102
Transfer and shareholder servicing agent fees	315,274
Shareholder communications	129,408
Trustees' compensation	37,996
Other	65,274
Total liabilities	76,063,116

Net Assets	$2,086,839,212

Composition of Net Assets

Par value of shares of beneficial interest	$219,325
Additional paid-in capital	2,246,649,417
Accumulated net investment income	8,546,212
Accumulated net realized loss on investments	(135,765,432)
Net unrealized depreciation on investments	(32,810,310)

Net Assets	$2,086,839,212

F14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,095,336,955 and 115,061,083 shares of beneficial interest outstanding)	$9.52
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.87

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,373,110 and 12,438,217 shares of beneficial interest outstanding)	$9.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $303,990,687 and 31,995,772 shares of beneficial interest outstanding)	$9.50

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,944,899 and 5,041,115 shares of beneficial interest outstanding)	$9.51

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $521,193,561 and 54,789,274 shares of beneficial interest outstanding)	$9.51
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest	$115,306,224
Fee income	1,268,830
Income from investment of securities lending cash collateral, net	59,917
Other income	23,780

Total investment income	116,658,751

Expenses

Management fees	8,670,759
Distribution and service plan fees:
Class A	2,815,207
Class B	1,537,569
Class C	2,981,044
Class N	254,482
Transfer and shareholder servicing agent fees:
Class A	2,217,045
Class B	384,123
Class C	444,560
Class N	149,117
Class Y	516,865
Shareholder communications:
Class A	205,202
Class B	61,960
Class C	48,372
Class N	11,604
Class Y	4,458
Trustees' compensation	46,418
Custodian fees and expenses	13,781
Accounting service fees	12,000
Other	208,436

Total expenses	20,583,002
Less reduction to custodian expenses	(9,912)
Less waivers and reimbursements of expenses	(3,467,491)

Net expenses	17,105,599

Net Investment Income	99,553,152
F16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	16,277,930
Closing and expiration of futures contracts	(42,449,293)
Short positions	(887,082)
Swap contracts	(26,115,126)

Net realized loss	(53,173,571)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,545,115)
Futures contracts	3,551,224
Short positions	(69,408)
Swap contracts	(9,426,920)

Net change in unrealized depreciation	(45,490,219)

Net Increase in Net Assets Resulting from Operations	$889,362

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations

Net investment income	$99,553,152	$82,246,707
Net realized loss	(53,173,571)	(10,843,179)
Net change in unrealized appreciation (depreciation)	(45,490,219)	22,257,214

Net increase in net assets resulting from operations	889,362	93,660,742

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(46,169,532)	(53,576,515)
Class B	(5,244,439)	(9,178,810)
Class C	(10,214,735)	(12,365,272)
Class N	(1,957,694)	(2,372,791)
Class Y	(19,810,060)	(11,884,710)

	(83,396,460)	(89,378,098)

Tax return of capital distribution from net investment income:
Class A	(8,944,222)
Class B	(1,015,982)
Class C	(1,978,856)
Class N	(379,255)
Class Y	(3,837,716)

	(16,156,031)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(28,631,949)	114,229,628
Class B	(69,901,111)	(57,319,295)
Class C	19,967,709	(19,496,871)
Class N	(2,588,467)	4,921,276
Class Y	168,540,535	211,929,163

	87,386,717	254,263,901

Net Assets

Total increase (decrease)	(11,276,412)	258,546,545
Beginning of period	2,098,115,624	1,839,569,079

End of period (including accumulated net investment income of $8,546,212 and $18,907,901, respectively)	$2,086,839,212	$2,098,115,624

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.98	$9.96	$10.00	$10.17	$10.33

Income (loss) from investment operations:
Net investment income	.48 [1]	.45 [1]	.41 [1]	.31 [1]	.29
Net realized and unrealized gain (loss)	(.46)	.06	(.04)	(.16)	(.17)

Total from investment operations	.02	.51	.37	.15	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	(.49)	(.41)	(.32)	(.28)
Tax return of capital distribution from net investment income	(.08)

Total dividends and/or distributions to shareholders	(.48)	(.49)	(.41)	(.32)	(.28)

Net asset value, end of period	$9.52	$9.98	$9.96	$10.00	$10.17

Total Return, at Net Asset Value[2]	0.12%	5.25%	3.78%	1.45%	1.22%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,095,337	$1,175,824	$1,059,629	$1,149,202	$1,201,379

Average net assets (in thousands)	$1,140,210	$1,088,598	$1,110,174	$1,171,442	$1,257,178

Ratios to average net assets:[3]
Net investment income	4.83%	4.54%	4.12%	3.11%	2.77%
Total expenses	0.88%	0.87%	0.89%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.70%	0.70%	0.79%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.96	$10.00	$10.17	$10.32

Income (loss) from investment operations:
Net investment income	.40 [1]	.38 [1]	.33 [1]	.24 [1]	.22
Net realized and unrealized gain (loss)	(.45)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.05)	.43	.29	.07	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.42)	(.33)	(.24)	(.21)
Tax return of capital distribution from net investment income	(.06)

Total dividends and/or distributions to shareholders	(.40)	(.42)	(.33)	(.24)	(.21)

Net asset value, end of period	$9.52	$9.97	$9.96	$10.00	$10.17

Total Return, at Net Asset Value[2]	(0.52)%	4.37%	3.01%	0.69%	0.56%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$118,373	$194,616	$251,726	$344,928	$495,417

Average net assets (in thousands)	$153,665	$217,928	$292,613	$412,054	$586,747

Ratios to average net assets:[3]
Net investment income	4.07%	3.79%	3.35%	2.34%	1.99%
Total expenses	1.72%	1.70%	1.72%	1.69%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.55%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.96	$9.94	$9.98	$10.15	$10.30

Income (loss) from investment operations:
Net investment income	.40 [1]	.38 [1]	.33 [1]	.24 [1]	.22
Net realized and unrealized gain (loss)	(.46)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.06)	.43	.29	.07	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.41)	(.33)	(.24)	(.21)
Tax return of capital distribution from net investment income	(.06)

Total dividends and/or distributions to shareholders	(.40)	(.41)	(.33)	(.24)	(.21)

Net asset value, end of period	$9.50	$9.96	$9.94	$9.98	$10.15

Total Return, at Net Asset Value[2]	(0.64)%	4.47%	3.01%	0.69%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$303,991	$298,029	$317,063	$386,310	$484,575

Average net assets (in thousands)	$298,257	$294,915	$345,520	$432,392	$565,671

Ratios to average net assets:[3]
Net investment income	4.09%	3.79%	3.36%	2.35%	2.03%
Total expenses	1.59%	1.61%	1.62%	1.60%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.52%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.95	$9.99	$10.16	$10.32

Income (loss) from investment operations:
Net investment income	.45 [1]	.43 [1]	.38 [1]	.29 [1]	.25
Net realized and unrealized gain (loss)	(.46)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.01)	.48	.34	.12	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.46)	(.38)	(.29)	(.25)
Tax return of capital distribution from net investment income	(.07)

Total dividends and/or distributions to shareholders	(.45)	(.46)	(.38)	(.29)	(.25)

Net asset value, end of period	$9.51	$9.97	$9.95	$9.99	$10.16

Total Return, at Net Asset Value[2]	(0.14)%	4.99%	3.52%	1.20%	0.91%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$47,945	$52,865	$47,868	$50,592	$47,472

Average net assets (in thousands)	$51,013	$50,753	$48,350	$50,758	$44,515

Ratios to average net assets:[3]
Net investment income	4.58%	4.29%	3.86%	2.86%	2.48%
Total expenses	1.24%	1.25%	1.27%	1.29%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	1.08%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.95	$10.00	$10.17	$10.32

Income (loss) from investment operations:
Net investment income	.50 [1]	.48 [1]	.44 [1]	.34 [1]	.32
Net realized and unrealized gain (loss)	(.46)	.05	(.06)	(.17)	(.15)

Total from investment operations	.04	.53	.38	.17	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.51)	(.43)	(.34)	(.32)
Tax return of capital distribution from net investment income	(.08)

Total dividends and/or distributions to shareholders	(.50)	(.51)	(.43)	(.34)	(.32)

Net asset value, end of period	$9.51	$9.97	$9.95	$10.00	$10.17

Total Return, at Net Asset Value[2]	0.36%	5.50%	3.93%	1.69%	1.68%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$521,193	$376,782	$163,283	$83,822	$258,937

Average net assets (in thousands)	$463,627	$232,039	$121,899	$84,227	$248,689

Ratios to average net assets:[3]
Net investment income	5.10%	4.82%	4.43%	3.35%	3.13%
Total expenses	0.54%	0.55%	0.59%	0.57%	0.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.44%	0.45%	0.42%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities
F24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$56,708,868
The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive
F25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of September 30, 2008, the Fund did not hold any securities sold short.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$	$	$133,296,863	$26,694,535
F26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1.	As of September 30, 2008, the Fund had $111,443,330 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2011	$16,833,987
2013	37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219

Total	$111,443,330

2.	As of September 30, 2008, the Fund had $21,853,533 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$16,156,031	$10,362,350	$26,518,381
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Ordinary income	$83,396,460	$89,378,098
Return of capital	16,156,031

Total	$99,552,491	$89,378,098

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other
F27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,161,007,148
Federal tax cost of other investments	(166,755,153)

Total federal tax cost	$1,994,251,995

Gross unrealized appreciation	$29,809,019
Gross unrealized depreciation	(56,503,554)

Net unrealized depreciation	$(26,694,535)

Trustees' Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the
F28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	51,554,045	$508,756,459	38,617,763	$383,790,627
Dividends reinvested	4,763,929	46,833,612	4,664,122	46,365,724
Redeemed	(59,125,794)	(584,222,020)	(31,781,056)	(315,926,723)

Net increase (decrease)	(2,807,820)	$(28,631,949)	11,500,829	$114,229,628

Class B
Sold	3,919,055	$38,653,357	3,536,872	$35,129,468
Dividends reinvested	579,272	5,701,556	818,018	8,129,711
Redeemed	(11,576,452)	(114,256,024)	(10,115,338)	(100,578,474)

Net decrease	(7,078,125)	$(69,901,111)	(5,760,448)	$(57,319,295)

Class C
Sold	10,831,604	$106,301,889	6,415,622	$63,588,007
Dividends reinvested	1,054,116	10,338,358	1,044,299	10,361,027
Redeemed	(9,826,024)	(96,672,538)	(9,415,925)	(93,445,905)

Net increase (decrease)	2,059,696	$19,967,709	(1,956,004)	$(19,496,871)

F29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class N
Sold	1,646,498	$16,231,913	2,081,535	$20,675,387
Dividends reinvested	220,468	2,165,537	213,559	2,120,706
Redeemed	(2,130,311)	(20,985,917)	(1,800,454)	(17,874,817)

Net increase (decrease)	(263,345)	$(2,588,467)	494,640	$4,921,276

Class Y
Sold	35,394,270	$349,115,570	23,316,655	$230,978,046
Dividends reinvested	2,391,828	23,446,829	1,194,013	11,858,111
Redeemed	(20,796,579)	(204,021,864)	(3,114,388)	(30,906,994)

Net increase	16,989,519	$168,540,535	21,396,280	$211,929,163

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$422,945,595	$596,177,888
U.S. government and government agency obligations	444,906,990	453,719,028
To Be Announced (TBA) mortgage-related securities	1,059,013,761	979,520,694
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $3,723,994 to OFS for services to the Fund.
F30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at September 30, 2008 for Class C and Class N shares were $18,321,124 and $1,708,741, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$282,871	$8,375	$171,591	$32,693	$5,179
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund's "Total Expenses" for all classes of shares so that the Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2008, the Manager reimbursed the Fund $2,095,459, $407,793, $415,313, $146,996 and $401,930 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may amend or terminate this voluntary expense limitation arrangement at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is
F32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.
6. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the notional amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
F33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
F34 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2008, the Fund had no securities on loan.
9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the
F35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
9. Recent Accounting Pronouncements Continued
Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.
10. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F36 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Nationally Recognized Statistical Rating Organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings - Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation; and

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

A- 3

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant's separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund          Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account               Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer Limited-Term Government Fund

Internet Website:
     www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

1.800.CALL OPP (225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

1234

PX0855.001.rev0509

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.